[LETTERHEAD OF KRAMER LEVIN PARTNER]






                                            March 1, 1999




Fundamental Funds, Inc.
67 Wall Street
New  York, New York  10005


               Re:   New York Muni Fund
                     File No. 2-82710

Gentlemen:

         We hereby consent to the reference to our firm as counsel in Post-Effective Amendment No. 21 to Registration Statement No. 2-82710.


                                        Very truly yours,



                                        /s/ Kramer Levin Naftalis & Frankel LLP